UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 13, 2018

Steadfast Apartment REIT III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55772	47-4871012
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18100 Von Karman Avenue, Suite 500 Irvine, California 92612 (Address of principal executive offices)

(949) 852-0700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933  (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition.
On March 15, 2018, Steadfast Apartment REIT III, Inc. (the “Company”) issued an earnings release announcing its financial results for the year ended December 31, 2017. A copy of the earnings release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02, including the related information set forth in the earnings release attached hereto as Exhibit 99.1 and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 8.01	Other Events.
On March 13, 2018, the Company’s board of directors approved and authorized a daily distribution to stockholders of record as of the close of business on each day for the period commencing on April 1, 2018, and ending on June 30, 2018. The distributions will be calculated at a rate of $0.004110 per share of the Company’s Class A common stock, calculated at a rate of $0.003457 per share of the Company’s Class T common stock based on a distribution and shareholder servicing fee of 1.0% and in some instances calculated at a rate of $0.003376 per share of the Company’s Class T common stock based on a distribution and shareholder servicing fee of 1.125%, calculated at a rate of $0.00394521 per share of the Company’s Class R common stock based on a distribution and shareholder servicing fee of 0.27% and in some instances calculated at a rate of $0.00369863 per share of the Company’s Class R common stock based on a distribution and shareholder servicing fee of 0.67% per day. The distributions for each record date in April 2018, May 2018 and June 2018 will be paid in May 2018, June 2018 and July 2018, respectively. The distributions will be payable to stockholders from legally available funds therefor.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Earnings Release, dated March 15, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT III, INC.

Date:	March 15, 2018	By:	/s/ Kevin J. Keating______________
Kevin J. Keating
Chief Financial Officer and Treasurer